                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1
                                      TO
                               AXON CORPORATION
                            1990 STOCK OPTION PLAN


     The Axon Corporation l990 Stock Option Plan (the "Plan") is hereby amended as follows:

     1.   Section 3 of the Plan is amended to read as follows:

               SECTION 3.  Stock Subject to this Plan. The stock subject to this
                           --------------------------
            Plan shall be the Company's Common Stock (the "Common Stock") presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed Six Hundred Fifty Thousand (650,000) shares as such Common Stock was constituted on the effective date of Amendment No. 1 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options.

     The effective date of such amendment shall be April 2, 1991, the date of
                                                   -------
adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within twelve months before or after the date of adoption by the Board of Directors.




28481

                                AMENDMENT NO. 2
                                      TO
                               AXON CORPORATION
                            1990 STOCK OPTION PLAN


     The Axon Corporation l990 Stock Option Plan (the "Plan") is hereby amended as follows:

     1.   Section 3 of the Plan is amended to read as follows:

               SECTION 3.  Stock Subject to this Plan. The stock subject to this
                           --------------------------
            Plan shall be the Company's Common Stock (the "Common Stock") presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed Seven Hundred Ten Thousand (710,000) shares as such Common Stock was constituted on the effective date of Amendment No. 2 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options.

     The effective date of such amendment shall be April 10, 1991, the date of
                                                   --------
adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within twelve months before or after the date of adoption by the Board of Directors.




28481

                                AMENDMENT NO. 3
                                      TO
                               AXON CORPORATION
                            1990 STOCK OPTION PLAN


     The Axon Corporation l990 Stock Option Plan (the "Plan") is hereby amended as follows:

     1.   Section 3 of the Plan is amended to read as follows:

               SECTION 3.  Stock Subject to this Plan. The stock subject to this
                           --------------------------
            Plan shall be the Company's Common Stock (the "Common Stock") presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed Nine Hundred Sixty Thousand (960,000) shares as such Common Stock was constituted on the effective date of Amendment No. 3 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options.

     The effective date of such amendment shall be February 19, 1992, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within twelve months before or after the date of adoption by the Board of Directors.

                                AMENDMENT NO. 4
                                      TO
                               AXON CORPORATION
                            1990 STOCK OPTION PLAN


     The Axon Corporation l990 Stock Option Plan (the "Plan") is hereby amended as follows:

     1.   Section 3 of the Plan is amended to read as follows:

               SECTION 3.  Stock Subject to this Plan. The stock subject to this
                           --------------------------
            Plan shall be the Company's Common Stock (the "Common Stock") presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed One Million Sixty Thousand (1,060,000) shares as such Common Stock was constituted on the effective date of Amendment No. 4 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options.

     The effective date of such amendment shall be June 30, 1992, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within twelve months before or after the date of adoption by the Board of Directors.

                                AMENDMENT NO. 5
                                      TO
                               AXON CORPORATION
                            1990 STOCK OPTION PLAN


     The Axon Corporation l990 Stock Option Plan (the "Plan") is hereby amended as follows:


     1.   Section 1 of the Plan is amended to read as follows:


                 SECTION 1.   Purpose. The purpose of the Shapeware Corporation
                              -------
            1990 Stock Option Plan (the "Plan") is to provide a means whereby selected employees, directors (subject to the restrictions contained in Sections 2 and 4), officers, agents, consultants and independent contractors of Shapeware Corporation (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors, offices, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.


The effective date of such amendment shall be July 24, 1992, the date of adoption by the Board of Directors.

                                AMENDMENT NO. 6
                                      TO
                               AXON CORPORATION
                            1990 STOCK OPTION PLAN


     The Axon Corporation l990 Stock Option Plan (the "Plan") is hereby amended as follows:


     1.   Section 3 of the Plan is amended to read as follows:


                 "SECTION 3.  Stock Subject to this Plan. The stock subject to
                              --------------------------
            this Plan shall be the Company's Common Stock (the "Common Stock") presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed One Million Three Hundred Ten Thousand (1,310,000) shares as such Common Stock was constituted on the effective date of Amendment No. 6 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options."


     The effective date of such amendment shall be March 22, 1993, the date of adoption by the Board, unless the shareholders of the corporation fail to approve such amendment within twelve months before or after the date of adoption by the Board of Directors.

                                AMENDMENT NO. 7
                                      TO
                               AXON CORPORATION
                            1990 STOCK OPTION PLAN


     Section 5.13 of the Shapeware Corporation 1990 Stock Option Plan (the "Plan") is hereby amended to read as follows:


             "5.13 Stock Restriction Agreement.   Notwithstanding the provisions
                   ---------------------------
     of Section 5.2 or the option agreement evidencing an option regarding the time or times at which an option becomes exercisable, an option shall become exercisable immediately upon execution by the optionee of a Stock Restriction Agreement in the form attached to the Plan as Exhibit 1."


     The effective date of such amendment, shall be January 4, 1994, the date of adoption by the Board of Directors.

                                AMENDMENT NO. 8
                                       TO
                             SHAPEWARE CORPORATION
                             1990 STOCK OPTION PLAN



     Section 3 of the Shapeware Corporation 1990 Stock Option Plan (the "Plan") is hereby amended to read as follows:

               "SECTION 3. Stock Subject to this Plan. The stock subject to this
                           --------------------------
          Plan shall be the Company's Common Stock (the "Common Stock") presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed Two Million Three Hundred Ten Thousand (2,310,000) shares as such Common Stock was constituted on the effective date of Amendment No. 8 to this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options."


     The effective date of such amendment shall be January 19, 1994, the date of adoption by the Board of Directors.

                                AMENDMENT NO. 9
                                       TO
                               VISIO CORPORATION
             (formerly Shapeware Corporation and Axon Corporation)

                             1990 STOCK OPTION PLAN


     Section 1 of the Visio Corporation 1990 Stock Option Plan (the "Plan") is hereby amended to read as follows:


             "SECTION 1. Purpose. The purpose of the Visio Corporation 1990
                         -------
         Stock Option Plan (this "Plan") is to provide a means whereby selected employees, directors (subject to restrictions contained in Sections 2 and 4), officers, agents, consultants and independent contractors of Visio Corporation (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors, officers, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company."

     The effective date of the amendment shall be July 27, 1995, the date of adoption by the Board of Directors.

                                AMENDMENT NO. 10

                                     TO THE

                               VISIO CORPORATION

                             1990 STOCK OPTION PLAN



     The Visio Corporation (formerly Axon Corporation and Shapeware Corporation) 1990 Stock Option Plan (the "Plan") is hereby amended as follows:


     1. The first two paragraphs of Section 2 of the Plan shall be amended in their entirety to read as follows:


               Administration.  This Plan shall be administered by the Board of
               --------------
          Directors of the Company (the "Board") or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator." If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider, in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator of the Plan with respect to any persons subject or likely to become subject to Section 16 under the Exchange Act, the provisions regarding
          (a) "outside directors," as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) "nonemployee directors," as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering this Plan with respect to designated classes of eligible participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.


     2.  The first sentence of Section 2.3 shall be deleted.

     3.  Section 5.6 shall be amended in its entirety to read:


               5.6  Transferability.  No Option, Stock Appreciation Right,
                    ---------------
          Performance Award or Other Stock-Based Award granted under the

          Plan may be assigned, pledged or transferred by the Holder other than by will or by the laws of descent and distribution and, during the Holder's lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that any such Award so assigned, pledged or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the award.


     4.  The following sentence shall be inserted at the beginning of Section
5.7:

               If the Optionee's relationship with the Company or any related corporation ceases for any reason, then the portion of the Optionee's option which is not exercisable at the time of such cessation shall terminate immediately upon such cessation, unless the Plan Administrator determines otherwise.


     The effective date of such amendments shall be ____________, 1996.

                               AXON CORPORATION

                            1990 STOCK OPTION PLAN


     Section 1.   Purpose.   The purpose of the Axon Corporation 1990 Stock
                  -------
Option Plan (this "Plan") is to provide a means whereby selected employees, directors (subject to the restrictions contained in Sections 2 and 4), officers, agents, consultants and independent contractors of Axon Corporation (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors, officers, agents , consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

     Section 2.   Administration.   This Plan shall be administered by the Board
                  --------------
of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee to administer this Plan, by such committee. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

     The foregoing notwithstanding, in the event the Company shall register any of its equity securities pursuant to Section 12 (b) or 12 (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any directors are eligible to receive options under this Plan, then the following provisions shall apply to the administration of the Plan with respect to grants made to directors. The Plan Administrator shall be constituted at all times so as to meet the requirements of Section 16 (b) of the Exchange Act, as amended from time to time. Currently, the Plan Administrator shall be the Board, a majority of which Board and a majority of which directors acting in the matter are disinterested, or may be a committee which consists solely of not less than three disinterested directors of the Company. In the event the Plan Administrator is a committee and state corporate law does not permit a committee to grant options to directors, then directors shall not be eligible to receive options under this Plan as any committee serving as Plan Administrator shall be appointed by the Board for such term as the Board may determine. The Board may from time to time remove members from, or add members to, the committee. Vacancies on the committee, however caused, may be filled by the Board. If at any time an insufficient number of disinterested directors is available to serve on such committee, interested directors may serve on the committee; however, during such time, no options shall be granted under this Plan to any person if the granting of such option would not meet the requirements of Section 16(b) of the Exchange Act.

     For purposes of this Section 2, a disinterested director is a member of the Board who meets the definition of "disinterested person" as set forth in the rules and regulations promulgated under Section 16 (b) of the Exchange Act, as amended from time to time. Currently, a disinterested director for purposes of this Section 2 is a member of the Board who is not at the time he or she exercises discretion in administering this Plan eligible and has not been eligible at any time within one year prior thereto (or since the effective date of the Company's registration under Section 12 (b) or 12 (g) of the Exchange Act if the Company has been registered for less than 12 months) for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to this Plan or any other discretionary plan of the Company or any related corporation entitling the participants therein to acquire stock, stock options, or stock appreciation rights of the Company or any related corporation.

          2.1   Procedures.   The Board shall designate one of the members of
                ----------
the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of majority of the members of the Plan Administrator present at meetings at which a quorum Administrator members, shall be valid acts of the Plan.

          2.2    Responsibilities.   Except for the terms and conditions
                 ----------------
explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options correspond to the requirements of Internal Revenue Code (the "Code") Section 422A, the regulations thereunder, and any amendments thereto.

          2.3   Section 16(b) Compliance and Bifurcation of Plan.   It is the
                ------------------------------------------------
intention of the Company that this Plan comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Section, the provision shall be deemed null and void, and in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provisions of the Plan to participants who are officers and directors subject to
Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     SECTION 3.  Stock Subject to This Plan.   The stock subject to this Plan
                 --------------------------
shall be the Company's common Stock (the "Common Stock") presently authorized by unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 500,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled or terminated options.

     SECTION 4.   Eligibility.   An incentive stock option may be granted only
                  -----------
to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any employee, director, officer, agent, consultant or independent contractor of the Company or any related corporation., whether an individual or an entity. The members of the Board who are not also employees of the Company shall not be eligible to receive options under this Plan once the Company has registered any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

     SECTION 5.   Terms and Conditions of Options.   Options granted under this
                  -------------------------------
Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions.


          5.1   Number of Shares and Price.   The maximum number of shares that
                --------------------------
may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share on the Common Stock at the time the option is granted with respect to incentive stock options an, after the Company has registered any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange act, not less than 85% of the fair market value per share of the common Stock at the time the options is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6.

          5.2   Term and Maturity.   Subject to the restrictions contained in
                -----------------
Section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator, and if not so established, shall be 10 years. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

          Period of Optionee's
      Continuous Relationship With
        the Company or a Related
          Corporation From the                   Portion of Total Option
        Date the Option is Granted                 Which is Exercisable
     ------------------------------             -------------------------
             After one year                                 25%

      After each three-month period                An additional 6.25%
          completed thereafter

             After 4 years                                  100%



          5.3   Exercise.   Subject to the vesting schedule described in
                --------
subsection 5.2 above and to any additional holding period required by applicable law, each option may be exercised in whole or in part; provided, however, that no fewer than 50 shares (or the remaining shares then purchasable under the option, if less than 50 shares) may be purchased upon any exercise of option rights hereunder and the only whole shares will be issued pursuant to the exercise of any option. During an Optionee's lifetime, any incentive stock options granted under this Plan are personal to him or her and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of Notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

          5.4   Payment of Exercise Price.   Payment of the option exercise
               --------------------------
price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.


     The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted, To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:


          (a) delivery of shares of stock of the Company held by and Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; provided, however, that payment in stock held by an Optionee shall not be made unless the stock shall have been owned by the Optionee for a period of at least six months;

          (b) delivery of a full-recourse promissory note executed by the Optionee; provided that (i) such note delivered in connection with an incentive stock option shall, and such note delivered in connection with a nonqualified stock option may, in the sole discretion of the Plan Administrator, bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the inputed interest rules) for federal income tax purposes, and
(ii) the Plan Administrator in its sole discretion shall specify the term and other provisions of such note at the time an incentive stock option is granted or at any time prior to exercise of a nonqualified stock option, and (iii) the Plan Administrator may require that the Optionee pledge the Optionee's shares to the Company for the purpose of securing the payment of such note and may require that the certificate representing such shares be held in escrow in order to perfect the Company's security interest, and (iv) the Plan Administrator in its sole discretion may at any time restrict or rescind this right upon notification to the Optionee; or

          (c) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; provided, that the Plan Administrator, in its sole discretion, ,may at any time determine that this subparagraph (c), to the extent the instructions to the broker call for an immediate sale of the shares, shall not be applicable to any Optionee who is subject to Section 16(b) of the Exchange Act if such transaction would be in violation of Section 16(b), or is not an employee at the time of exercise.

          5.5  Withholding Tax Requirement. The Company or related
               ---------------------------
corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either by six months prior to the date the option exercise becomes taxable or during the quarterly 10-day window period required under Section 16(b) of the Exchange Act for exercises of stock appreciation rights.

          5.6  Nontransferability of Options.   Options granted under this Plan
               -----------------------------
and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Any attempt to transfer. assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. Notwithstanding the foregoing, an Optionee may during the Optionee's lifetime, designate a person who may exercise the option after the Optionee's death by giving written notice of such designation to the Plan Administrator. Such designation may be changed from time to time by the Optionee by giving written notice to the Plan Administrator revoking any earlier designation and making a new designation.

          5.7  Termination of Relationship.  If the Optionee's relationship
               ---------------------------
with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such ce6sation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised unless this provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator, Incentive stock options not exercised within three months after cessation of employment will no longer qualify as incentive stock options under the Code. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to nonemployee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

     If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

     If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

     For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5. 7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

     As used herein, the term "related corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the company) in, at the time of the granting of the option, an unbroken chain of corporations ending with the company, if stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "related corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          5.8   Death of Optionee.    If an optionee dies while he or she has a
                -----------------
relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within 12 months after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

          5.9   Status of Shareholder.  Neither the Optionee nor any party to
                ---------------------
which the Optionee's rights and privileges under the option may pass shall be. or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

          5.10  Contribution of Employment.   Nothing in this Plan or in any
                --------------------------
option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

          5.11  Modification and Amendment of Option.  Subject to the
                ------------------------------------
requirements of Code Section 422A with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

          5.12   Limitation on Value for Incentive Stock Options.   As to all
                 -----------------------------------------------
incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations changing or eliminating such annual limit.


     SECTION 6.   Greater Than 10% Shareholders.
                  -----------------------------

          6.1  Exercise Price and Term of Incentive Stock Options.  If incentive
               --------------------------------------------------
stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

          6.2  Attribution Rule.   For purposes of subsection 6.1, in
               ----------------
determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the incentive stock option to the employee.


     SECTION 7.   Adjustments Upon Changes in Capitalization.   The aggregate
                  ------------------------------------------
number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

          7.1  Effect of Liquidation, Reorganization or Change in Control.
               ----------------------------------------------------------

               7.1.1 Cash, Stock or Other Property for Stock. Except as provided
                     ---------------------------------------
in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee's option to the extent the vesting requirements set forth in the option agreement have been satisfied.

               7.1.2 Conversion of Options on Stock for Stock Exchange.   If the
                     -------------------------------------------------
shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Stock.

          7.1.3   Change in Control. In the event of a "Change in Control" as
                  -----------------
defined below, of the Company after the Company has registered any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act, unless otherwise determined by the Board prior to the occurrence of such Change in Control, the following acceleration and cash-out provisions shall apply:

          (a) Any options or portions thereof outstanding as of the date such Change in Control is determined to have occurred that are not yet fully vested on such date shall become immediately exercisable in full, and

          (b) Optionees shall have, as an alternative to the right to exercise any nonqualified stock option, the right to elect within 90 days following a Change in Control to receive in cash an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercising this election, times the number of shares subject to the option or portion thereof for which this election is made; provided, however. if during the six months prior to the date of such Change in Control such Optionee is subject to Section 16(b) of the Exchange Act with respect to the Company's securities, then with respect to options held by the Optionee, the period following the Change in Control during which an election may be made shall be extended for one month after the end of the six-month period required to avoid any liability under Section 16(b) of the Exchange Act. The election shall be made by delivering written notice of making such election to the Company within the ninety (90) day period. The notice shall specify the options or portions thereof to which the election relates. The cash-out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to full payment, to the estate of the Optionee or to a person who acquired the right to exercise the option by bequest or inheritance.

          7.1.4  Definition of "Change in Control."   For purposes of the Plan,
                 ----------------------------------
a "Change in Control" shall mean (a) the first approval by the Board or by the shareholders of the Company of an Extraordinary Event, (b) a Purchase, or (c) a Board Change. For purposes of the Plan, an "Extraordinary Event" shall mean any of the following actions:

               (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger of the Company in which the holders of Common

     Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

               (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company; or

               (iii) the adoption of any plan or proposal for liquidation or dissolution of the Company.



     For purposes of the Plan, a "Purchase" shall mean the acquisition by any person (as such term is defined in Section 13(d) of the Exchange Act) of any shares of Common Stock (or securities convertible into Common Stock) without the prior approval of a majority of the Continuing Directors (as defined below) of the Company, if after making such acquisition such person is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (calculated as provided in paragraph (d) of such Rule 13d-3). For purposes of the Plan, a "Board Change" shall have occurred if individuals who constitute the Board of the Company at the time of adoption of this Plan (the "Continuing Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date of adoption of this Plan whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual those initial assumption of office is in connection with an actual threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a Continuing Director.

          7.2   Fractional Shares.  In the event of any adjustment in the number
                -----------------
of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

          7.3   Determination of Board to Be Final.  All Section 7 adjustments
                ----------------------------------
shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422A(b).

     SECTION 8.   Securities Regulation.   Shares shall not be issued with
                  ---------------------
respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of l933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration.

The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

     Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange, all stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon prior to the issuance thereof.

     SECTION 9.    Amendment and Termination.
                   -------------------------

          9.1  Board Action. The Board may at any time suspend, amend or
               ------------
terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock is necessary within 12 months before or after the adoption by the Board of any amendment which will:

               (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

               (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

               (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.


          9.2   Automatic Termination.   Unless sooner terminated by the Board,
                ---------------------
this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

     SECTION 10.  Effectiveness of This Plan.   This Plan shall become effective
                  --------------------------
upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of this Plan.

Original Plan adopted by the Board on November 26, 1990 and approved by the shareholders on November 26, 1990.